UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2011
Date of Report – (Date of earliest event reported)

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) is being filed by China GengSheng Minerals, Inc. (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 23, 2011 (the “Original 8-K”). This Amendment No. 1 is filed for the sole purpose of including formerly redacted portions of Exhibit 10.1 filed in the Original 8-K. Exhibit 10.1 hereto supersedes in its entirety Exhibit 10.1 previously filed in the Original 8-K.The formerly redacted portions of Exhibit 10.1were previously omitted pursuant to a request for confidential treatment. The Company has withdrawn its request for confidential treatment with respect to these now unredacted portions.

All other information in the Original 8-K remains unchanged and has not been updated for events occurring after the filing of the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
10.1	Agreement, dated June 19, 2011, by and between Zhengzhou Duesail Fracture Proppant Co., Ltd. and Titan Proppants, L.L.C.
99.1	Press Release Date June 23, 2011 (filed as Exhibit 99.1 to the Original 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: October 13, 2011

By: /s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer